UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

F O R M 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 1, 2004

BOSTON CAPITAL TAX CREDIT FUND IV L.P.

(Exact name of registrant as specified in its charter)

Delaware 0-26200 04-3208648

(State or other jurisdiction (Commission (IRS Employer

of incorporation) File Number) Identification No.)

c/o Boston Capital Corporation,

One Boston Place, Boston, Massachusetts 02108-4406

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code	(617) 624-8900

None

(Former name or former address, if changed since last report)

Item 5. Other Events

As of February 1, 2004 Boston Capital Tax Credit Fund IV L.P., a Delaware limited partnership, specifically Series 46 thereof, entered into various agreements relating to Ocean East of Portland, LLC, a Maine limited partnership (the "Operating Partnership") on behalf of Series 46 of the Partnership, including the Amended and Restated Agreement of Limited Partnership of the Operating Partnership dated as of February 1, 2004 (the "Operating Partnership Agreement"), pursuant to which Series 46 acquired a limited partner interest in the Operating Partnership. Capitalized terms used and not otherwise defined herein have their meanings set forth in the Operating Partnership Agreement.

The Operating Partnership owns a 32 unit apartment complex for families located at Portland in Cumberland County, Maine, which is known as Ocean East Housing I (the "Apartment Complex"). The Apartment Complex consists of 7 buildings containing 11 two-bedroom units and 21 three-bedroom units. Amenities include washer-dryer hook-ups, community room, basketball court and playground. Construction of the Apartment Complex commenced in December 2003 and is scheduled for completion in December 2004. 100% Occupancy is scheduled for December 2004.

The Operating Partnership expects to receive permanent financing in the amount of $921,247 (the "First Permanent Mortgage") from the Maine State Housing Authority (MSHA). The First Permanent Mortgage is expected to bear interest at 8.0% per annum payable over a 30-year amortization period and a 30-year term. The Operating Partnership also expects to receive permanent financing in the amount of $600,000 (the "Second Permanent Mortgage") from the Maine State Housing Authority (MSHA). The Second Permanent Mortgage is expected to bear interest at 0% per annum payable over a 30-year amortization period and a 30-year term.

It is expected that 100% of the rental apartment units in the Apartment Complex will qualify for the low-income housing tax credit (the "Tax Credits") under Section 42 of the Internal Revenue Code of 1986, as amended (the "Code").

The general partner of the Operating Partnership is JMC and Parker & Plummer, LLC, (the "General Partner"). The principals of the General Partner are Joseph Cloutier, Dan Plummer, Glenn Parker.

Series 46 acquired its interest in the Operating Partnership directly from the Operating Partnership in consideration of an agreement to make a Capital Contribution of $3,857,114 to the Operating Partnership in five installments as follows:

    $964,279 (the "First Installment") on the latest of: (i) the Effective Date, (ii) Construction Loan Closing, (iii) receipt of the First Mortgage Loan commitment, satisfactory to the Special Member and (iv) Construction Authorization;
    $1,349,990 (the "Second Installment") at 50% Partial Completion of Construction;
    $1,234,277 (the "Third Installment") on latest of: (i) the Completion Date, (ii) Cost Certification, (iii) State Designation, (iv) strict compliance with and satisfaction of all of the post closing due diligence items set forth on Schedule D, (v) receipt by the Non-Managing Member of a copy of the Company's owner's title insurance policy, as endorsed through the Completion Date, with such policy and endorsement to have (a) no survey exception, (b) an ALTA 3.1 Zoning Endorsement - Structure and (c) an ALTA 9.2 Restrictions, Encroachments and Minerals Endorsement, and otherwise to be in form and substance satisfactory to the Special Member and (vi) receipt by the Non-Managing Members of currently dated certificates, in form and substance satisfactory to the Special Member, evidencing that insurance coverage is in place as required pursuant to Section 6.5(c);
    $212,141 (the "Fourth Installment") on the latest of: (i) the Initial Full Occupancy Date, (ii) Permanent Mortgage Commencement, (iii) the completion, following the Initial Full Occupancy Date, of a Tenant File Review which discloses no material violations of the Code or of Credit Agency rules and regulations; and
    $96,427 (the "Fifth Installment") at Rental Achievement.

The First Installment has been paid by Series 46.

The total Capital Contribution of Series 46 to the Operating Partnership is based on the Operating Partnership receiving $5,000,000 in Tax Credits during the 10-year period commencing in 2004 of which 99.99% ($4,999,500) will be allocated to Series 46 as the Investment Limited Partner of the Operating Partnership.

Series 46 believes that the Apartment Complex is adequately insured.

Ownership interests in the Operating Partnership are as follows, subject in each case to certain priority allocations and distributions as set forth in the Operating Partnership Agreement:
	Profits, Losses and Tax Credits from Normal Operations	Capital Transactions	Cash Flow
General Partner	0.01%	70%	70%
Series 46	99.99%	29.999%	30%
Special Limited Partner	0%	0.001%	0%

The Special Limited Partner of the Operating Partnership is BCTC 94, Inc., an affiliate of Series 46.

Series 46 used funds obtained from the payments of the holders of its beneficial assignee certificates to make the acquisition of its interest in the Operating Partnership.

Boston Capital, or an Affiliate thereof, will receive a fee (the "Asset Management Fee") commencing in 2004 from the Operating Partnership, for services in connection with the Operating Partnership's accounting matters and the preparation of tax returns and reports to the Partnership, in the annual amount of $2,400. The Asset Management Fee for each Fiscal Year will be payable from Cash Flow in the manner and priority set forth in Section 10.3(a) of the Operating Partnership Agreement, provided, however, that if, in any Fiscal Year, Cash Flow is insufficient to pay the full amount of the Asset Management Fee, the General Partner shall advance the amount of such deficiency to the Operating Partnership as a Subordinated Loan. If for any reason the Asset Management Fee is not paid in any Fiscal Year, the unpaid portion thereof shall accrue and be payable on a cumulative basis in the first Fiscal Year in which there is sufficient Cash Flow or Capital Proceeds as provided in Article X of the Operating Partnership Agreement.

The Operating Partnership will pay the General Partner a fee (the "Partnership Management Fee") commencing in 2004 for services in connection with the administration of the day-to-day business of the Operating Partnership in an annual amount equal to $2,400. The Partnership Management Fee for each fiscal year of the Operating Partnership shall be payable from Cash Flow in the manner set forth in Section 10.3(a) of the Operating Partnership Agreement. If for any reason the Partnership Management Fee is not paid in any Fiscal Year, the unpaid portion thereof shall accrue and be payable on a cumulative basis in the first Fiscal Year in which there is sufficient Cash Flow or Capital Proceeds as provided in Article X of the Operating Partnership Agreement.

In consideration of its consultation, advice and other services in connection with the construction and development of the Apartment Complex, the Operating Partnership will pay the Developer a fee (the "Development Fee") in the principal amount of $363,163. The Development Fee, of which $206,925 will be deferred, shall be due and payable only in accordance with Section 4 of the Development Agreement and, if not sooner paid, the total amount then outstanding will be payable on the tenth (10th) anniversary of the end of the Tax Credit Period from the proceeds of an additional General Partner Capital Contribution.

Item 7. Exhibits.

	(c)	Exhibits.	Page
(1)	(a)	Form of Dealer-Manager Agreement between Boston Capital Services, Inc. and the Registrant (including, as an exhibit thereto, the form of Soliciting Dealer Agreement)
(2)	(a)	Agreement of Limited Partnership of the Partnership

Incorporated by reference to Exhibit (1) to Registration Statement No. 33-70564 on Form S-11, as filed with the Securities and Exchange Commission.

2 Incorporated by reference to Exhibit (2) to Registration Statement No. 33-70564 on Form S-11, as filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: September 28, 2004

BOSTON CAPITAL TAX CREDIT FUND IV L.P.

By: Boston Capital Associates IV L.P.,

its General Partner

By: BCA Associates Limited Partnership, its

General Partner

By: C&M Management, Inc., its

sole General Partner

By: /s/ John P. Manning__

John P. Manning, President